UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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UNIFIRST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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UNIFIRST CORPORATION

68 Jonspin Road

Wilmington, Massachusetts 01887

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On Tuesday, January 13, 2009

The Annual Meeting of Shareholders (the “Annual Meeting”) of UniFirst Corporation (the “Company”) will be held at the Conference Center of Goodwin Procter LLP, located on the second floor at Exchange Place, Boston, Massachusetts 02109 on Tuesday, January 13, 2009 at 10:00 A.M. for the following purposes:

1.

To elect two Class I Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2012 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2009; and

3.	To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.

Proposal 1 above relates solely to the election of two Class I directors of the Company nominated by the Board of Directors and does not include any other matters relating to the election of directors, including without limitation, the election of directors nominated by any shareholder of the Company.

The Board of Directors has fixed the close of business on November 14, 2008 as the record date for the Annual Meeting. All shareholders of record on that date are entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors, RAYMOND C. ZEMLIN, Secretary

Wilmington, Massachusetts

December 9, 2008

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. YOUR PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO ITS USE. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON.

Important

Please note that due to security procedures, if you decide to attend the Annual Meeting, you will be required to show a form of picture identification to gain access to the offices of Goodwin Procter LLP. Please contact the Company’s Investor Relations group at (978) 658-8888 if you plan to attend the Annual Meeting.

UNIFIRST CORPORATION

68 Jonspin Road

Wilmington, Massachusetts 01887

PROXY STATEMENT FOR 2009 ANNUAL MEETING OF SHAREHOLDERS

to be held on January 13, 2009

at 10:00 A.M. at the Conference Center of Goodwin Procter LLP,

located on the second floor at Exchange Place,

Boston, Massachusetts 02109

General Information

The enclosed proxy is being solicited on behalf of the Board of Directors of UniFirst Corporation (the “Company”, “UniFirst”, “we”, “our” or “us”) for use at the 2009 Annual Meeting of Shareholders to be held on Tuesday, January 13, 2009 (the “Annual Meeting”) and at any adjournments or postponements thereof. This Proxy Statement, the enclosed proxy and the Company’s 2008 Annual Report to Shareholders are being first mailed to shareholders on or about December 9, 2008.

Any shareholder signing and returning the enclosed proxy has the power to revoke it by (1) giving written notice of revocation of such proxy to the Secretary of the Company at the address set forth above, (2) completing, signing and submitting a new proxy card relating to the same shares and bearing a later date, or (3) attending the meeting and voting in person, although attendance at the meeting will not, by itself, revoke a proxy. The shares represented by the enclosed proxy will be voted as specified therein if said proxy is properly signed and received by the Company prior to the time of the Annual Meeting and is not properly revoked. The expense of this proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, the Directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company may also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses in connection therewith.

The Board of Directors has fixed the close of business on November 14, 2008 as the “Record Date” for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. As of the close of business on the Record Date, there were outstanding and entitled to vote 14,391,629 shares of common stock, par value $0.10 per share (“Common Stock”), and 4,935,369 shares of Class B common stock, par value $0.10 per share (“Class B Common Stock”). Transferees after such date will not be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote per share. Each share of Class B Common Stock is entitled to ten votes per share.

As more fully described in this Proxy Statement, the purposes of the Annual Meeting are (1) to elect two Class I Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2012 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified; (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2009; and (3) to consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof. With respect to the election of two Class I Directors, a plurality of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required to elect Anthony F. DiFillippo. A plurality of the votes cast by holders of shares of Common Stock, voting separately as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required to elect Robert F. Collings. Votes may be cast FOR or WITHHELD FROM each of Messrs. DiFillippo and Collings. With respect to the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm, the affirmative vote of a majority of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required for approval. Votes may be cast FOR or AGAINST the ratification of the appointment Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2009.

The representation in person or by proxy of at least a majority of all Common Stock and Class B Common Stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Consistent with applicable law, the Company intends to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of Directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes, and no impact on the proposal for approval of each other matter expected to be voted on at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company is currently composed of eight members, divided into three classes of two, three and three directors, respectively. One class is elected each year at the Annual Meeting of Shareholders. The Directors in each class serve for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each Annual Meeting of Shareholders.

At the Annual Meeting, two Class I Directors will be elected to serve until the 2012 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Board of Directors has nominated Anthony F. DiFillippo as a Class I Director to be elected by holders of Common Stock and Class B Common Stock, voting together as a single class, and has nominated Robert F. Collings as a Class I Director to be elected by holders of Common Stock voting separately as a single class (together, the “Nominees”).

Unless otherwise instructed, the persons named in the proxy will vote the shares to which the proxy relates “FOR” the election of the Nominees to the Board of Directors. While the Company has no reason to believe that any of the Nominees will be unable to serve as a Director, in the event any of the Nominees should become unavailable to serve at the time of the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy for such other person or persons as the Board of Directors may recommend.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ANTHONY F. DIFILLIPPO AND ROBERT F. COLLINGS AS CLASS I DIRECTORS.

Information Regarding Nominees and Directors

The following table sets forth certain information with respect to the two Nominees for election as Class I Directors at the Annual Meeting and those continuing Directors of the Company whose terms expire at the Annual Meetings of Shareholders in 2010 and 2011, based on information furnished to the Company by each Director.

Class I Nominees for Election at 2009 Annual Meeting -- Nominated to Serve a Term that Expires in 2012	Age	Director Since
Anthony F. DiFillippo (1)	81	2002
Mr. DiFillippo was the President of UniFirst until he retired in 1995 and, since 1995, he has served as a consultant to UniFirst. He became a Director in 2002.
Robert F. Collings (2)	70	2005
Mr. Collings has served as Director of the Company since July 2005. He was a founder and President of Data Terminal Systems, Inc., a provider of electronic cash register/retail business control systems, from 1970 to 1981 and the founder and President of Resource Dynamics,
Inc., a company that offered a facilities planning and management system, from 1981 until its sale in 1984. He is currently the Principal of The Collings Foundation, which he founded in 1979, a member of the President’s Council of Massachusetts General Hospital and on the Board
of Advisors of New Boston Real Estate.

Class III Continuing Directors -- Term Expires in 2010	Age	Director Since
Cynthia Croatti (1)	53	1995
Ms. Croatti joined the Company in 1980. She has served as Director since 1995, Treasurer since 1982 and Executive Vice President since 2001. In addition, she has primary responsibility for overseeing the human resources and purchasing functions of the Company.
Phillip L. Cohen (2)	77	2000
Mr. Cohen has served as Director of the Company since 2000. He is a certified public accountant and was a partner with an international public accounting firm from 1965 until his retirement in 1994 and has been a financial consultant since that date. He is a
Director emeritus and former Treasurer of the Greater Boston Convention and Visitors
Bureau and a Director of Kazmaier Associates, Inc. and S/R Industries, Inc.
Michael Iandoli	63	2007
Mr. Iandoli has served as Director of the Company since January 2007. He served for over 30 years as a senior executive and President of TAC Worldwide Companies, a contract labor firm serving the automotive and high-tech industries. He is a Vice President of the Executive
Committee at the Larz Anderson Auto Museum.

Class II Continuing Directors -- Term Expires in 2011	Age	Director Since
Ronald D. Croatti (1)	65	1982
Mr. Croatti joined the Company in 1965. He became Director of the Company in 1982,
Vice Chairman of the Board in 1986 and has served as Chief Executive Officer since
1991. He has also served as President since 1995 and Chairman of the Board since
2002. Mr. Croatti has overall responsibility for the management of the Company.
Donald J. Evans	82	1973
Mr. Evans has served as Director of the Company since 1973. He served as General
Counsel and First Deputy Commissioner, Massachusetts Department of Revenue, from 1996 to 2003. Prior to that time, Mr. Evans was a senior partner in the law firm of Goodwin
Procter LLP, the Company's general counsel. Mr. Evans is a Trustee of the
Massachusetts Eye and Ear Infirmary.
Thomas S. Postek	66	2008
Mr. Postek has served as Director of the Company since January 2008. He is a certified public accountant and chartered financial analyst currently affiliated with Geneva Investment
Management of Chicago. Mr. Postek is a member of the Board of Directors of Lawson Products, Inc., a publicly traded distributor of fasteners and other industrial supplies. From 1986 to 2001, Mr. Postek was a partner and principal of William Blair
& Company, LLC. During his tenure at William Blair, Mr. Postek covered various business services companies as an analyst. Mr. Postek also served on the staff of the Financial
Accounting Standards Board from 1980 to 1982.

(1)

Ronald D. Croatti and Cynthia Croatti are siblings, and Anthony F. DiFillippo is Cynthia Croatti’s uncle. Anthony F. DiFillippo is the father of David A. DiFillippo, an executive officer of the Company.

(2)	The Company has designated Messrs. Collings and Cohen as the Directors to be elected by the holders of Common Stock voting separately as a single class.

Meetings of the Board of Directors and Its Committees

Board of Directors. The Company’s Board of Directors is divided into three classes, and the members of each class serve for staggered three-year terms. The Board is currently composed of two Class I Directors (Messrs. DiFillippo and Collings), three Class II Directors (Messrs. Croatti, Evans and Postek) and three Class III Directors (Ms. Croatti, and Messrs. Cohen and M. Iandoli). Two Class I Directors are up for re-election as Class I Directors at the Annual Meeting. The terms of the continuing Class III and II Directors will expire upon the election and qualification of Directors at the Annual Meeting of Shareholders in 2010 and 2011, respectively. At each Annual Meeting of Shareholders, Directors generally will be re-elected or elected for a full term of three years to succeed those Directors whose terms are expiring. The Board of Directors held five meetings and took action by unanimous written consent on one occasion during the Company’s 2008 fiscal year.

Audit Committee. During the 2008 fiscal year, the Audit Committee consisted of Messrs. Cohen (Chairman), Collings, Evans and Postek. Mr. Postek was appointed to the Audit Committee by the Board of Directors on January 8, 2008. The Audit Committee met on eight occasions during fiscal 2008. The Audit Committee is responsible for assisting the Board of Directors in its oversight of (1) the integrity of the Company’s financial statements and reporting process, (2) the qualifications, independence and performance of the Company’s independent registered public accounting firm, (3) the performance of the Company’s internal audit function, and (4) the Company’s compliance with legal and regulatory requirements. The Board of Directors and the Audit Committee adopted a written Audit Committee Charter in 2000, which was revised in 2001, 2003, 2005 and 2007. A current copy of the Audit Committee Charter, as amended and restated, is available on the Company’s website at www.unifirst.com. The Board of Directors has determined that each of the members of the Audit Committee is “independent” under the rules of the New York Stock Exchange and the Securities and Exchange Commission (the “SEC”) and has determined that Phillip L. Cohen is an “audit committee financial expert” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors and the Audit Committee have adopted a Statement of Corporate Policy and Code of Business Conduct, a current copy of which is available on the Company’s website at www.unifirst.com. The Company’s Audit Committee Complaint Procedure is also available on the Company’s website at www.unifirst.com.

Compensation Committee. During the 2008 fiscal year, the Compensation Committee consisted of Messrs. Collings (Chairman), Evans and Iandoli and met on two occasions. The Compensation Committee is responsible for reviewing and approving the Company’s executive compensation program, recommending awards under the Company’s equity compensation plans and establishing the compensation for the Company’s Chief Executive Officer. The Board of Directors has determined that each of the members of the Compensation Committee is “independent” under the rules of the New York Stock Exchange. The Board of Directors and the Compensation Committee have adopted a written Compensation Committee Charter, which was revised in 2007. A current copy of the Compensation Committee Charter is available on the Company’s website at www.unifirst.com.

Nominating and Corporate Governance Committee. During the 2008 fiscal year, the Nominating and Corporate Governance Committee consisted of Messrs. Evans (Chairman), Cohen and Iandoli. The Nominating and Corporate Governance Committee met on one occasion in fiscal 2008. The Nominating and Corporate Governance Committee reviews and evaluates potential nominees for election or appointment to the Board of Directors and recommends such nominees to the full Board of Directors. The Board of Directors and the Nominating and Corporate Governance Committee have adopted a written Nominating and Corporate Governance Committee Charter, which was revised in 2007. A current copy of the Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.unifirst.com. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is “independent” under the rules of the New York Stock Exchange. The Nominating and Corporate Governance Committee’s policy is to review and consider all Director candidates recommended by any of the Company’s Directors or shareholders. Such review and consideration is to proceed in accordance with the Company’s By-laws, Corporate Governance Guidelines and Policy Regarding New Director Nominations. See “Other Matters — Shareholder Proposals” for a summary of certain of these requirements. The Nominating and Corporate Governance Committee is also responsible for developing and recommending to the Board of Directors a set of Corporate Governance Guidelines applicable to the Company and periodically reviewing such guidelines and recommending any changes to those guidelines to the Board of Directors. The current Corporate Governance Guidelines are available on the Company’s website at www.unifirst.com. In addition, the Nominating and Corporate Governance Committee maintains a Policy Regarding New Director Nominations, a current copy of which is available on the Company’s website at www.unifirst.com. Since this policy was adopted, there have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors.

Each continuing Director attended at least 75% of all of the meetings of the Board of Directors and of the committees of which the Director was a member held during the last fiscal year. Our Annual Meeting of Shareholders is generally held to coincide with one of the Board’s regularly scheduled meetings. Directors are strongly encouraged to attend the Annual Meeting. Each of the Directors attended the 2008 Annual Meeting of Shareholders.

Please note that information contained in our website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

Independence of Board Members

The Board of Directors has determined that each of Messrs. Cohen, Collings, Evans, Iandoli and Postek is an “independent director” in accordance with the corporate governance rules of the New York Stock Exchange as a result of having no material relationship with the Company other than (1) serving as a Director and a Board Committee member, (2) receiving related fees as disclosed in this Proxy Statement and (3) having beneficial ownership of the Company’s securities as disclosed in the section of this document entitled “Security Ownership of Management and Principal Shareholders.”

Meetings of Independent and Non-Management Directors

The independent and non-management Directors of the Company regularly meet in executive sessions outside the presence of management. The presiding Director for these meetings is Mr. Evans. Any interested party or shareholder who wishes to make their concerns known to the independent and non-management Directors may avail themselves of the same procedures provided below under the heading “Communication with the Board of Directors”. The Company’s Audit Committee Complaint Procedure is available on the Company’s website at www.unifirst.com.

Communication with the Board of Directors

Any interested party or shareholder who wishes to communicate with any of the Company’s Directors or the Board of Directors as a group, may do so by writing to the Board of Directors, or such individual Director(s) c/o Chief Financial Officer, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887. The Company recommends that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Chief Financial Officer will be forwarded by him promptly to the appropriate addressee(s).

Security Ownership of Management and Principal Shareholders

The following table sets forth as of November 14, 2008 certain information concerning shares of Common Stock and Class B Common Stock beneficially owned by (i) each Director and Nominee, (ii) each of the named executive officers of the Company in the Summary Compensation Table, and (iii) all executive officers and Directors as a group, in each case based solely on information furnished by such individuals. Except as otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table reflects shares outstanding of the Company’s Common Stock and Class B Common Stock on November 14, 2008.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of All Outstanding Shares(1)	Percentage of Voting Power(1)
Ronald D. Croatti(2)(3)	854,028	4.4%	13.2%
Cynthia Croatti(3)(4)	6,200	*	*
Bruce P. Boynton(3)	2,475	*	*
John B. Bartlett(3)	2,800	*	*
Donald J. Evans(3)(5)(9)	7,900	*	*
Phillip L. Cohen(3)(5)(9)	6,500	*	*
Anthony F. DiFillippo(3)(5)(6)(9)	56,000	*	*
Robert F. Collings(3)(5)(9)	5,000	*	*
Michael Iandoli(3)(5)(9)	4,000	*	*
David A. DiFillippo(3)(7)	6,657	*	*
Thomas S. Postek(3)(5)(8)(9)	17,500	*	*
All Directors and executive officers as a group(3)(11 persons)	969,060	5.0%	13.4%

* Less than 1%.

(1)

The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 14, 2008, a total of 19,326,998 shares of common stock were outstanding, of which 14,391,629 were shares of Common Stock entitled to one vote per share and 4,935,369 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2)

Ronald D. Croatti owns 843,528 shares of Class B Common Stock, representing 17.1% of such class, 4,200 shares of Common Stock, plus the options to purchase Common Stock listed in footnote 3. The information presented does not include any shares owned by Mr. Croatti’s children, as to which shares Mr. Croatti disclaims any beneficial interest. Mr. Croatti is a shareholder and director of each of the general partners of The Queue Limited Partnership and The Red Cat Limited Partnership, which respectively own 2,152,152 and 1,021,748 shares of Class B Common Stock. Mr. Croatti is a trustee and beneficiary of The Marie Croatti QTIP Trust, which owns 36,107 shares of Class B Common Stock. Mr. Croatti is the manager of MMC Trust LLC, which owns 950 shares of Common Stock. The information presented for Mr. Croatti does not include any shares owned by The Queue Limited Partnership, The Red Cat Limited Partnership, The Marie Croatti QTIP Trust or MMC Trust LLC. In addition, the information presented does not include any shares owned by certain trusts of which Mr. Croatti is a trustee and which, in the aggregate, beneficially own 132,792 shares of Class B Common Stock.

(3)

Includes the right to acquire, pursuant to the exercise of stock options, within 60 days after November 14, 2008, the following number of shares of Common Stock: Ronald D. Croatti, 6,300 shares; Cynthia Croatti, 4,200 shares; John B. Bartlett, 2,800 shares; Bruce P. Boynton, 2,475 shares; and David A. DiFillippo, 3,300 shares. The non-employee Directors presently have exercisable options to purchase the following number of shares of Common Stock: 5,500 shares each in the case of Messrs. Cohen and Evans; 4,000 shares in the case of Mr. Collings; 3,000 shares each in the case of Messrs. A. DiFillippo and Iandoli; and 1,500 shares in the case of Mr. Postek.

(4)

Ms. Croatti owns 2,000 shares of Common Stock plus the options to purchase Common Stock listed in footnote 3. The information presented does not include any shares owned by Ms. Croatti’s children, as to which shares Ms. Croatti disclaims any beneficial interest. Ms. Croatti is a shareholder and director of each of the general partners of The Queue Limited Partnership and the Red Cat Limited Partnership, which respectively own 2,152,152 and 1,021,748 shares of Class B Common Stock. Ms. Croatti is a trustee and beneficiary of The Marie Croatti QTIP Trust which owns 36,107 shares of Class B Common Stock. The information presented for Ms. Croatti does not include any shares owned by The Queue Limited Partnership, The Red Cat Limited Partnership or The Marie Croatti QTIP Trust. In addition, the information presented for Ms. Croatti does not include any shares beneficially owned by certain other trusts for which Ms. Croatti is a trustee and certain entities for which Ms. Croatti serves as manager and which, in the aggregate, beneficially own 80,534 shares of Common Stock and 67,069 shares of Class B Common Stock.

(5)

Mr. Evans owns 1,400 shares of Common Stock, the options to purchase Common Stock listed in footnote 3, plus the unvested restricted Common Stock listed in footnote 9. Mr. A. DiFillippo owns 44,750 shares of Common Stock, beneficially owns shares of Common Stock listed in footnote 6, the options to purchase Common Stock listed in footnote 3, plus the unvested restricted Common Stock listed in footnote 9. Mr. Postek owns shares of Common Stock listed in footnote 8, the options to purchase Common Stock listed in footnote 3, plus the unvested restricted Common Stock listed in footnote 9. Messrs. Cohen, Collings and Iandoli own the options to purchase Common Stock listed in footnote 3 plus the unvested restricted Common Stock listed in footnote 9.

(6)	Includes 7,250 shares beneficially owned by Mr. A. DiFillippo’s spouse, plus the options to purchase Common Stock listed in footnote 3.

(7)

Mr. D. DiFillippo owns 3,357 shares of Common Stock and the options to purchase Common Stock listed in footnote 3. In addition, the information presented for Mr. DiFillippo does not include 3,000 shares of Common Stock beneficially owned by his children’s trusts, of which he is a trustee.

(8)	Mr. Postek beneficially owns 15,000 shares of Common Stock.

(9)	Includes 1,000 shares of restricted stock owned by each of Messrs. Evans, Cohen, A. DiFillippo, Collings, Iandoli and Postek. Such shares will vest on January 2, 2009.

To the knowledge of the Company, the following are the only beneficial owners of more than 5% of the outstanding shares of Common Stock or Class B Common Stock of the Company as of November 14, 2008. All information presented is based solely on information provided by each beneficial owner.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of All Outstanding Shares(1)	Percentage of Voting Power(1)
The Queue Limited Partnership(2)	2,152,152	11.1%	33.8%
The Red Cat Limited Partnership(3)	1,021,748	5.3	16.0
Arnhold and S. Bleichroeder Advisers, LLC(4)	2,193,535	11.3	3.4
Tweedy, Browne Company, LLC(5)	1,566,076	8.1	2.5
Dimensional Fund Advisors, Inc.(6)	1,037,436	5.4	1.6
Wellington Management Company, LLP(7)	830,290	4.3	1.3
Bank of America Corporation(8)	760,841	3.9	1.2
Ronald D. Croatti(9)	854,028	4.4	13.2
Barclays Global Investors UK Holdings LTD.(10)	1,003,582	5.2	1.6
Cecelia Levenstein(11)	612,157	3.2	7.2

(1)

The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 14, 2008, a total of 19,326,998 shares of common stock were outstanding, of which 14,391,629 were shares of Common Stock entitled to one vote per share and 4,935,369 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2)

The Queue Limited Partnership (“QLP”) owns 2,152,152 shares of Class B Common Stock, representing 43.6% of such class. The general partner of QLP is Queue Management Associates, Inc. (“QMA”), which has sole voting and dispositive power over the shares owned by QLP. Ronald D. Croatti, Cynthia Croatti and Cecelia Levenstein are the sole shareholders and directors of QMA. All decisions by the directors of QMA must be made unanimously. The address of QLP is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

(3)

The Red Cat Limited Partnership (“RCLP”) owns 1,021,748 shares of Class B Common Stock, representing 20.7% of such class. The general partner of RCLP is Red Cat Management Associates, Inc. (RCMA”), which has sole voting and dispositive power over the shares owned by RCLP. Ronald D. Croatti and Cynthia Croatti are the sole shareholders and directors of RCMA. The address of RCLP is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

(4)

Arnhold and S. Bleichroeder Advisers, LLC beneficially owns shares of Common Stock only, representing 15.2% of such class. The address of Arnhold and S. Bleichroeder Advisers, LLC is 1345 Avenue of the Americas, New York, NY 10105. The Company has relied solely upon information contained in the Form 13F filed with the SEC by Arnhold and S. Bleichroeder Advisers, LLC on November 13, 2008.

(5)

Tweedy, Browne Company, LLC beneficially owns shares of Common Stock only, representing 10.9% of such class. The address of Tweedy, Browne Company, LLC is 350 Park Avenue, 9th Floor, New York, NY 10022. The Company has relied solely upon information contained in the Form 13F filed with the SEC by Tweedy, Browne Company, LLC on November 5, 2008.

(6)

Dimensional Fund Advisors, Inc. beneficially owns shares of Common Stock only, representing 7.2% of such class. The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, Santa Monica, CA 90401. The Company has relied solely upon the information contained in the Form 13F filed with the SEC by Dimensional Fund Advisors Inc. on October 30, 2008.

(7)

Wellington Management Company, LLP beneficially owns shares of Common Stock only, representing 5.8% of such class. The address of Wellington Management Company, LLP is 75 State Street, Boston, MA 02109. The Company has relied solely upon the information contained in the Form 13F filed with the SEC by Wellington Management Company, LLP on November 14, 2008.

(8)

Bank of America Corporation owns shares of Common Stock only, representing 5.3% of such class. The address of Bank of America Corporation is 100 North Tryon Street, Floor 25, Bank of America Corporate Center, Charlotte, NC 28255. The Company has relied solely upon the information contained in the Form 13F filed with the SEC by Bank of America Corporation on November 14, 2008.

(9)

Ronald D. Croatti owns 843,528 shares of Class B Common Stock, representing 17.1% of such class, 4,200 shares of Common Stock, plus the options to purchase Common Stock listed in footnote 3 to the preceding table. The information presented does not include any shares owned by Mr. Croatti’s children, as to which shares Mr. Croatti disclaims any beneficial interest. Mr. Croatti is a shareholder and director of each of the general partners of The Queue Limited Partnership and The Red Cat Limited Partnership, which respectively own 2,152,152 and 1,021,748 shares of Class B Common Stock. Mr. Croatti is a trustee and beneficiary of the Marie Croatti QTIP Trust, which owns 36,107 shares of Class B Common Stock. Mr. Croatti is the manager of MMC Trust LLC, which owns 950 shares of Common Stock. The information presented for Mr. Croatti does not include any shares owned by The Queue Limited Partnership, The Red Cat Limited Partnership, The Marie Croatti QTIP Trust or MMC Trust LLC. In addition, the information presented does not include any shares owned by certain trusts of which Mr. Croatti is a trustee and which, in the aggregate, beneficially own 132,792 shares of Class B Common Stock. The address of Ronald D. Croatti is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

(10)

Barclays Global Investors UK Holdings LTD. beneficially owns shares of Common Stock only, representing 7.0% of such class. The address of Barclays Global Investors is 1 Churchill Place, London XO E14 5HP. The Company has relied solely upon the information contained in the Form 13F filed with the SEC by Barclays Global Investors on November 12, 2008.

(11)

Cecelia Levenstein is the daughter of Marie Croatti. Ms. Levenstein owns 444,349 shares of Class B Common Stock, representing 9.0% of such class, and 167,808 shares of Common Stock. Ms. Levenstein is a shareholder and director of the general partner of The Queue Limited Partnership, which owns 2,152,152 shares of Class B Common Stock. The information presented for Ms. Levenstein does not include any shares owned by The Queue Limited Partnership. In addition, the information presented for Ms. Levenstein does not include any shares beneficially owned by certain other trusts for which Ms. Levenstein is a trustee and, which, in the aggregate, beneficially own 38,138 shares of Class B Common Stock. The address of Ms. Levenstein is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors, in collaboration with management, develops and implements our compensation policies. The Compensation Committee also reviews and establishes the compensation paid to our executive officers. We believe we provide an appropriate and competitive total compensation package to our executive officers through a combination of base salary, annual cash incentive bonuses, long-term equity incentive compensation and broad-based benefits programs. We place significant emphasis on pay for performance-based incentive compensation, which is designed to reward our executive officers based on the achievement of predetermined corporate goals.

This Compensation Discussion and Analysis describes our compensation objectives, policies and practices with respect to our Chief Executive Officer, Chief Financial Officer and other three most highly-compensated executive officers as determined in accordance with applicable SEC rules (collectively, our “named executive officers”).

Objectives of Our Executive Compensation Programs

Our compensation programs for our named executive officers are designed to achieve the following objectives:

•	attract and retain talented and experienced executives in the highly competitive uniform rental and sales industry;

•	motivate and reward executives whose knowledge, skills and performance are critical to our success and the furtherance of our long term strategic plan;

•	align the interests of our executives and shareholders by motivating executives to increase shareholder value and by rewarding executives when shareholder value increases;

•

provide a competitive compensation package which is weighted heavily towards pay for performance, and in which a significant portion of total compensation is determined by corporate and individual performance and the creation of shareholder value;

•	ensure fairness among our executive officers by recognizing the contributions each executive makes to our success; and

•	foster a shared commitment among executives by coordinating their corporate and individual goals.

Our Executive Compensation Programs and Plans

We designed our executive compensation programs and plans to achieve the objectives described above. Our executive compensation primarily consists of base salary, annual cash incentive bonuses, long-term equity incentive compensation and broad-based benefits programs. Consistent with the significant emphasis we place on performance-based incentive compensation, we have linked our annual cash incentive bonuses to the achievement of predetermined corporate performance goals.

Within the context of the overall objectives of our compensation programs, we determined the specific amounts of compensation to be paid to each of our named executive officers in fiscal 2008 based on a number of factors:

•	the performance of our named executive officers in prior years;

•	the roles and responsibilities of our named executive officers;

•	the individual experience and skills of, and expected contributions from, our named executive officers;

•	for each named executive officer, other than our Chief Executive Officer, the evaluations and recommendations of our Chief Executive Officer; and

•	the amounts of compensation being paid to our other named executive officers.

Each of the primary elements of our executive compensation is discussed in detail below, including a description of how each element fits into the overall compensation of our named executive officers. We also discuss below the amounts of compensation paid to our named executive officers for calendar 2008 under each of these elements. In the descriptions below, we highlight particular compensation objectives that we have designed specific elements of our executive compensation program to address. However, it should be noted that we have designed our compensation programs to complement each other and collectively serve all of our executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that each element of our executive compensation program serves each of our objectives to a greater or lesser extent.

Base Salary

We pay our named executive officers a base salary, which we review and determine annually. We believe that a competitive minimum level of compensation is a necessary element of any compensation program that is designed to attract and retain talented and experienced executive officers who will further our long term strategic plan and increase shareholder value. We also believe that attractive base salaries can motivate and reward executive officers for their overall performance.

The base salaries set forth in “Summary Compensation Table” below reflect the base salaries earned by our named executive officers in fiscal 2008. We determine the base salaries of our named executive officers on a calendar year basis. In calendar 2008, we increased the base salaries of our named executive officers as follows: Ronald D. Croatti’s base salary increased from $468,500 to $503,640 per year, John B. Bartlett’s base salary increased from $322,250 to $345,000 per year, Cynthia Croatti’s base salary increased from $311,250 to $330,235 per year, Bruce P. Boynton’s base salary increased from $248,850 to $262,000 per year and David A. DiFillippo’s base salary increased from $240,650 to $254,000 per year. Mr. Croatti’s base salary was increased by our Compensation Committee as a result of his substantial contributions to our success in fiscal 2007, his strong leadership skills and strategic vision. The base salaries of our other named executive officers reflected 5.3% to 7.1% increases as determined by our Compensation Committee after reviewing Mr. Croatti’s recommendations with respect to the base salaries to be paid to each named executive officer.

The base salaries paid to our named executive officers reflect the general performance of our named executive officers during prior years, their roles and responsibilities, and their experience, skills and contributions.

Annual Cash Incentive Bonuses

Consistent with our emphasis on performance incentive compensation programs, our named executive officers are eligible to receive annual cash incentive bonuses primarily based on their performance as measured against predetermined corporate financial goals that we establish. The primary objective of our annual cash incentive bonuses is to motivate our named executive officers and to reward them for meeting our short-term objectives using a performance-based compensation program with objectively determinable goals. Our annual cash incentive bonuses also align the interests of our named executive officers and our shareholders by providing our executives with incentives to increase shareholder value and a reward for doing so.

Under our bonus plan, our named executive officers have the potential to earn annual cash incentive bonuses at a level that represents a meaningful portion of our named executive officers’ cash compensation. Our bonus plan provides for potential annual cash incentive bonuses that range from no annual bonus to an annual bonus of up to 28% of the named executive officer’s base salary for the fiscal year. Potential bonus payments under our bonus plan are linked to objective criteria set forth in our bonus plan. Our named executive officers can earn annual cash incentive bonuses based on predetermined goals based on corporate revenues, earnings per share and customer retention.

At the beginning of each fiscal year, we set a fiscal year target for corporate revenues for purposes of our bonus plan. At the end of each fiscal year, we compare actual revenues for the fiscal year to target revenues and actual revenues for the fiscal year to revenues for the prior fiscal year. Based on our actual revenues for the fiscal year, each named executive officer can earn a bonus of up to 8% of his or her base salary.

At the beginning of each fiscal year, we set a fiscal year target amount of corporate earnings per share for purposes of our bonus plan. At the end of each fiscal year, we compare actual earnings per share for the fiscal year to target earnings per share and actual earnings per share for the fiscal year to prior fiscal year earnings per share. Based on our actual earnings per share for the fiscal year, each named executive officer can earn a bonus of up to 16% of his or her base salary.

Our bonus plan also provides for annual cash incentive bonuses of up to 4% of base salary for our named executive officers based on customer retention.

No annual cash incentive bonuses are paid to our named executive officers unless at least one of the revenue targets and one of the earnings per share targets are achieved.

In establishing our bonus levels, we consider the incentives that we want to provide to our executives as well as the bonus levels for comparable positions at similarly situated companies and our historical practices. Overall, the minimum revenue, earnings per share and customer retention targets under our bonus plan were set at levels that we believed to be achievable with strong performance by our executives. Although we cannot always predict the different events that will impact our business during an upcoming year, we set our minimum performance goals for the target amount of annual incentive cash bonuses at levels that we believe will be achieved by our named executive officers a majority of the time. We set the performance goals for the maximum bonus payments under our bonus plan at a level that we believe will be achieved only as a result of exceptional financial performance. The maximum bonus payments under our bonus plan are intended to provide for correspondingly greater incentives in the event that performance is within a specified range above the target level and are correspondingly more difficult to achieve.

In fiscal 2008, our named executive officers received the following annual cash incentive bonuses:

Name	Bonus	% of Base Salary
Ronald D. Croatti	$132,402	26%
John B. Bartlett	$90,832	26%
Cynthia Croatti	$87,229	26%
Bruce P. Boynton	$69,400	26%
David A. DiFillippo	$67,220	26%

The annual cash incentive bonuses paid to our named executive officers reflect the general performance of our named executive officers during fiscal 2008, their roles and responsibilities, and their experience, skills and contributions.

Long-Term Equity Incentive Compensation

We grant long-term equity incentive awards in the form of non-qualified stock options to our named executive officers as part of our total compensation package. We use long-term equity incentive awards as part of our emphasis on performance-based incentive compensation. Our long-term equity incentive awards align the interests of our named executive officers and our shareholders by providing our executives with incentives to increase shareholder value and a reward for doing so.

We generally grant stock options once per year to our named executive officers. Stock options provide our executive officers with the right to purchase shares of our Common Stock at a fixed exercise price based on the fair market value of shares of our Common Stock on the date of grant. Stock options granted to our named executive officers beginning in fiscal 2003 and thereafter are subject to a five-year cliff-vesting schedule under which options become vested and exercisable after five years from the date of grant and expire ten years after the grant date. All stock options are awarded pursuant to our UniFirst Corporation 1996 Stock Incentive Plan.

Upon a holder’s exercise of a non-qualified stock option, we are generally entitled to a tax deduction in the year in which the stock option is exercised equal to the spread between the exercise price and the fair market value of the stock for which the stock option is exercised. A holder of a non-qualified stock option is generally taxed on this same amount in the year of exercise.

When determining the stock options to be granted to our named executive officers in fiscal 2008, we considered the expected future value of potential stock option grants. In fiscal 2008, we granted the following non-qualified stock options to our named executive officers:

Name	Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh)
Ronald D. Croatti	2,100	$37.92
John B. Bartlett	1,600	$37.92
Cynthia Croatti	1,600	$37.92
Bruce P. Boynton	1,400	$37.92
David A. DiFillippo	1,400	$37.92

The stock options granted to our named executive officers reflect the general performance of our named executive officers during prior years, their roles and responsibilities, and their experience, skills and contributions. The number of stock options granted by our Compensation Committee to Mr. Croatti was based on his substantial contributions to our success in prior years, his strong leadership skills and strategic vision. The number of stock options granted to our other named executive officers was determined by our Compensation Committee after reviewing Mr. Croatti’s recommendations with respect to stock option grants to each named executive officer.

Broad-Based Benefits Programs and Perquisites

All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance, life insurance and UniFirst Corporation Profit Sharing Plan. In addition, certain of our full-time employees, including our named executive officers, may participate in the UniFirst Corporation Unfunded Supplemental Executive Retirement Plan. In fiscal 2008, our named executive officers also received certain perquisites and personal benefits set forth in the “Summary Compensation Table” below. We provide these benefits to retain and attract talented executives with the skills and experience to further our long term strategic plan.

Our Executive Compensation Process

The Compensation Committee of our Board of Directors is primarily responsible for establishing the compensation paid to our named executive officers. The Board of Directors has determined that each member of the compensation committee is “independent” as that term is defined under the applicable rules of the New York Stock Exchange. In determining executive compensation, our Compensation Committee annually reviews the performance of our named executive officers with our Chief Executive Officer, and our Chief Executive Officer makes recommendations to our Compensation Committee with respect to the appropriate base salary, annual cash incentive bonus payments and grants of long-term equity incentive awards for each of our named executive officers. Our Compensation Committee annually reviews the performance of our Chief Executive Officer and establishes the appropriate base salary, annual cash incentive bonus payments and grants of long-term equity incentive awards to be paid to him.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended August 30, 2008 for filing with the SEC.

Compensation Committee

Robert F. Collings (Chairman)

Donald J. Evans

Michael Iandoli

Summary Compensation Table

The following table sets forth summary information concerning the annual compensation for the years ended August 30, 2008 and August 25, 2007, respectively, awarded to, earned by or paid to our Chief Executive Officer, Chief Financial Officer and our other three most highly-compensated executive officers (collectively, for purposes of the tables set forth in this Proxy Statement, our “named executive officers”):

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(2)	All Other Compensation(3)	Total
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	2008 2007	$501,891 $459,326	$132,402 $123,743	$69,902 $48,631	$165,754 $180,444	$23,852 $23,077	$893,801 $835,221
John B. Bartlett Senior Vice President and Chief Financial Officer	2008 2007	$343,761 $315,934	$90,832 $85,113	$27,552 $31,982	$51,101 $107,262	$24,424 $23,388	$537,670 $563,679
Cynthia Croatti Executive Vice President and Treasurer	2008 2007	$330,014 $305,627	$87,229 $82,351	$22,546 $18,247	$34,795 $41,669	$24,403 $23,336	$498,987 $471,230
Bruce P. Boynton Senior Vice President, Operations	2008 2007	$262,487 $244,748	$69,400 $65,959	$19,051 $15,170	$64,658 $60,134	$24,198 $23,222	$439,794 $409,233
David A. DiFillippo Senior Vice President, Operations	2008 2007	$254,264 $235,926	$67,220 $63,558	$19,051 $15,170	$24,489 $36,668	$24,197 $23,268	$389,221 $374,590

(1)

Shown is the expense that we recognized as stock-based compensation expense in fiscal 2008 and fiscal 2007, respectively, for financial accounting purposes (excluding the effect of any estimate of future forfeitures) determined in accordance with FAS No. 123(r) related to stock options that were granted to our named executive officers. Additional information concerning our financial reporting of stock options is presented in Notes 1 and 11 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 30, 2008 and in Notes 1 and 11 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 25, 2007 . See the “Outstanding Equity Awards at Fiscal Year-End – 2008” table below for additional details regarding the stock options that have been granted to our named executive officers in fiscal 2008. See the “Outstanding Equity Awards at Fiscal Year-End – 2007” table in our Proxy Statement for the 2008 Annual Meeting of Shareholders filed with the SEC on December 4, 2007 for additional details regarding the stock options that were granted to our named executive officers in fiscal 2007.

(2)

Amounts reported in this column for fiscal 2008 represent the present value of the accumulated benefit obligation as of August 30, 2008 minus the present value of the accumulated benefit obligation as of August 25, 2007 under the UniFirst Corporation Unfunded Supplemental Executive Retirement Plan, as amended (“SERP”). Amounts reported in this column for fiscal 2007 represent the present value of the accumulated benefit obligation as of August 25, 2007 minus the present value of the accumulated benefit obligation as of August 26, 2006 under our SERP. Our obligation has been estimated assuming benefits commence at normal social security retirement age and using FAS No. 87 assumptions for mortality, assumed payment form and discount rates in effect at the measurement dates. Since the Company does not credit interest at above-market rates, no interest amounts are included in these totals. See the “Pension Benefits Table – Fiscal 2008” below for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2008. See the “Pension Benefits Table – Fiscal 2007” in our Proxy Statement for the 2008 Annual Meeting of Shareholders filed with the SEC on December 4, 2007 for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2007.

(3)	The amounts reported in the “All Other Compensation” column are shown in the table below.

Name	Year	Car Allowance	401(k) Contribution	Profit Sharing Plan	Total All Other Compensation
Ronald D. Croatti	2008 2007	$7,463 $7,060	$9,200 $9,000	$7,189 $7,017	$23,852 $23,077
John B. Bartlett	2008 2007	$7,463 $7,060	$9,772 $9,311	$7,189 $7,017	$24,424 $23,388
Cynthia Croatti	2008 2007	$7,463 $7,060	$9,751 $9,259	$7,189 $7,017	$24,403 $23,336
Bruce P. Boynton	2008 2007	$7,463 $7,060	$9,546 $9,145	$7,189 $7,017	$24,198 $23,222
David DiFillippo	2008 2007	$7,463 $7,060	$9,545 $9,191	$7,189 $7,017	$24,197 $23,268

Grants of Plan-Based Awards – Fiscal 2008

The following table contains information related to non-qualified options to purchase shares of our Common Stock granted to our named executive officers under our stock option plan during fiscal 2008:

Name	Grant Date	All other Option Awards: Number of Securities Underlying Options(1)	Exercise or Base Price of Option Awards ($/Sh)(2)	Grant Date Fair Value of Stock and Option Awards(3)
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	11/6/2007	2,100	$37.92	$36,162
John B. Bartlett Senior Vice President and Chief Financial Officer	11/6/2007	1,600	$37.92	$27,552
Cynthia Croatti Executive Vice President and Treasurer	11/6/2007	1,600	$37.92	$27,552
Bruce P. Boynton Senior Vice President, Operations	11/6/2007	1,400	$37.92	$24,108
David A. DiFillippo Senior Vice President, Operations	11/6/2007	1,400	$37.92	$24,108

(1)

Amounts represent the number of non-qualified options granted to our named executive officers during fiscal 2008. These options are subject to a five-year cliff vesting schedule under which the options become vested and exercisable five years from the date of grant. Each of these grants expires ten years from the date of grant.

(2)

Amounts represent the fair market value of our Common Stock on the date of the grant. Fair market value is determined using the closing price of our Common Stock on the New York Stock Exchange on the day of the grant.

(3)

Amounts represent the grant date fair value of each stock option award during fiscal 2008. These amounts were calculated in accordance with FAS No. 123(r). By contrast, the amounts shown for stock option awards in the “Summary Compensation Table” are the amounts we recognized for financial reporting purposes in fiscal 2008 for awards granted in fiscal 2008 and prior fiscal years. None of the options was repriced or otherwise modified.

Outstanding Equity Awards at Fiscal Year-End – 2008

The following table sets forth information concerning the number of unexercised options to purchase shares of our Common Stock held as of August 30, 2008 by our named executive officers:

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	2,100 2,100 — — — — —	— — 2,100(1) 2,100(2) 2,100(3) 2,100(4) 2,100(5)	$17.55 $19.93 $24.35 $27.98 $34.83 $36.05 $37.92	10/31/2009 1/14/2013 11/4/2013 10/25/2014 10/27/2015 10/31/2016 11/7/2017
John B. Bartlett Senior Vice President and Chief Financial Officer	1,400 — — — — —	— 1,400(1) 1,400(2) 1,600(3) 1,600(4) 1,600(5)	$19.93 $24.35 $27.98 $34.83 $36.05 $37.92	1/14/2013 11/4/2013 10/25/2014 10/27/2015 10/31/2016 11/7/2017
Cynthia Croatti Executive Vice President and Treasurer	1,000 1,400 1,400 — — — — —	— — — 1,400(1) 1,400(2) 1,600(3) 1,600(4) 1,600(5)	$10.0625 $17.55 $19.93 $24.35 $27.98 $34.83 $36.05 $37.92	11/3/2008 10/31/2009 1/14/2013 11/4/2013 10/25/2014 10/27/2015 10/31/2016 11/7/2017
Bruce P. Boynton Senior Vice President, Operations	275 1,100 — — — — —	— — 1,100(1) 1,100(2) 1,400(3) 1,400(4) 1,400(5)	$17.55 $19.93 $24.35 $27.98 $34.83 $36.05 $37.92	10/31/2009 1/14/2013 11/4/2013 10/25/2014 10/27/2015 10/31/2016 11/7/2017
David A. DiFillippo Senior Vice President, Operations	1,100 1,100 — — — — —	— — 1,100(1) 1,100(2) 1,400(3) 1,400(4) 1,400(5)	$17.55 $19.93 $24.35 $27.98 $34.83 $36.05 $37.92	10/31/2009 1/14/2013 11/4/2013 10/25/2014 10/27/2015 10/31/2016 11/7/2017

(1)	These options are subject to a five-year cliff vesting schedule and become vested and exercisable on November 4, 2008.

(2)	These options are subject to a five-year cliff vesting schedule and become vested and exercisable on October 25, 2009.

(3)	These options are subject to a five-year cliff vesting schedule and become vested and exercisable on October 27, 2010.

(4)	These options are subject to a five-year cliff vesting schedule and become vested and exercisable on October 31, 2011.

(5)	These options are subject to a five-year cliff vesting schedule and become vested and exercisable on November 7, 2012.

Option Exercises and Stock Vested Table – Fiscal 2008

The following table sets forth the number of shares of Common Stock acquired and the aggregate dollar value realized as a result of stock option exercises during fiscal 2008 by our named executive officers:

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	2,100	$77,611(2)
John B. Bartlett Senior Vice President and Chief Financial Officer	—	—
Cynthia Croatti Executive Vice President and Treasurer	—	—
Bruce P. Boynton Senior Vice President, Operations	—	—
David A. DiFillippo Senior Vice President, Operations	800	$27,710(3)

(1)

Value realized on exercise is calculated as the market value of our Common Stock at the time of exercise of the stock option less the exercise price paid, multiplied by the number of shares underlying the stock option exercised.

(2)	Value realized on exercise is as follows: $36.9575 (the market value at the time of exercise of $47.02 less the exercise price of $10.0625), multiplied by 2,100 shares acquired upon exercise.

(3)	Value realized on exercise is as follows: $34.6375 (the market value at the time of exercise of $44.70 less the exercise price of $10.0625), multiplied by 800 shares acquired upon exercise.

Pension Benefits Table – Fiscal 2008

The following table sets forth the actuarial present value of accumulated benefits under our Unfunded Supplemental Executive Retirement Plan, the number of years of credited service and the dollar amount of payments and benefits paid during fiscal 2008 to our named executive officers as of August 30, 2008:

Name	Plan Name	Number of Years of Credited Service(1)	Present Value of Accumulated Benefits(2)	Payments During Last Fiscal Year
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	30	$1,653,166	—
John B. Bartlett Senior Vice President and Chief Financial Officer	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	30	$1,096,179	—
Cynthia Croatti Executive Vice President and Treasurer	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	29	$370,874	—
Bruce P. Boynton Senior Vice President, Operations	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	30	$494,675	—
David A. DiFillippo Senior Vice President, Operations	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	29	$224,108	—

(1)

As discussed in more detail below under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan”, our SERP limits the number of years of credited service to thirty for purposes of determining a participant’s benefits under the plan.

(2)

Amounts reported in this column represent the present value of the accumulated benefit obligation as of August 30, 2008. Our obligation has been estimated assuming benefits commence on the individual’s social security retirement date and using FAS No. 87 assumptions for mortality, assumed payment form and discount rates in effect at the measurement dates.

UniFirst Corporation Unfunded Supplemental Executive Retirement Plan

Certain of our and our affiliates’ employees are eligible to participate in our SERP, including our named executive officers. Retirement benefits provided by our SERP are based on a participant’s average annual base earnings, exclusive of bonuses, commissions, fringe benefits and reimbursed expenses, for the last three years of full-time employment prior to the participant’s retirement date (“Final Average Earnings”). On January 8, 2008, the Board of Directors approved an amendment to our SERP (the “SERP Amendment”) which modifies the calculation of a participant’s plan benefit. Prior to the SERP Amendment, our SERP provided that upon a participant’s retirement on his social security retirement date, the participant would receive an aggregate amount equal to 1.33% percent of the participant’s Final Average Earnings multiplied by his years of service, limited to 30 years, less the participant’s primary Social Security benefit. The SERP Amendment provides that upon the retirement of a participant on his social security retirement date, a participant will receive a plan benefit in an aggregate amount equal to 1.33% percent of the participant’s Final Average Earnings multiplied by his years of service, limited to 30 years, less 3.33% of the participant’s primary Social Security benefit multiplied by his years of service, limited to 30 years. The SERP Amendment does not change the plan benefit of a participant with at least 30 years of credited service. For participants who retire on or after January 1, 2008 with less than 30 years of credited service, the SERP Amendment provides for a slightly greater plan benefit than under the previous version of our SERP as a result of the change in the calculation of the primary social security benefit offset used in calculating the plan benefit. The SERP Amendment has no effect on participants who retired prior to January 1, 2008.

Pension payments under our SERP are made at the intervals then in effect for the payment of base salaries to our executive officers. Upon the death of a participant, the participant’s designated beneficiary will be paid retirement benefits for up to 12 years from the participant’s date of retirement. Our SERP provides that, upon any change in control of the Company, participants in our SERP will receive a lump sum payment equal to the actuarial equivalent of their plan benefit as of the date of the change in control.

Potential Payments Upon Termination or Change in Control

As discussed under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan” above, upon a change in control of the Company, our named executive officers will receive a lump sum payment under our SERP equal to the actuarial equivalent of their plan benefit as of the date of the change in control. For more information concerning our SERP, see the “Pension Benefits Table – Fiscal 2008” and the discussion under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan” above.

Director Compensation Table – Fiscal 2008

We determine the amounts earned by our Directors on a calendar year basis. During calendar 2008, each Director who was not an employee of our Company earned: an annual fee of $32,000; an annual fee for chairing the Audit Committee of $10,000; an annual fee for chairing a Committee other than the Audit Committee of $5,000; a $2,750 fee for each Board meeting attended; a $750 fee for each Committee meeting attended if held on the same day as a Board or other Committee meeting; a $2,250 fee for one or more Committee meetings attended on a single day if not held on the same day as a Board meeting; a $1,250 fee for participating in a telephonic Board meeting; a $1,000 fee for participating in a telephonic Committee meeting; an option to purchase 1,500 shares of Common Stock; and a grant of 1,000 shares of restricted Common Stock..

Each Director who was also an employee of our Company received no Director’s fees during fiscal year 2008 and will receive no Director’s fees during fiscal year 2009.

The compensation earned by our Directors during fiscal 2008 is set forth in the table below.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	Total
Phillip L. Cohen	$64,250	$38,960	$22,935	$126,145
Robert F. Collings	$58,000	$38,960	$22,935	$119,895
Anthony F. DiFillippo	$44,000	$38,960	$22,935	$105,895
Donald J. Evans	$60,500	$38,960	$22,935	$122,395
Michael Iandoli	$47,750	$38,960	$22,935	$109,645
Thomas Postek	$44,500	$38,960	$22,935	$106,395

(1)

Shown is the expense that we recognized as stock-based compensation expense in fiscal 2008 for financial accounting purposes (excluding the effect of any estimate of future forfeitures) determined in accordance with FAS No. 123(r) with respect to the grant of 1,000 shares of restricted stock awarded to each of our non-employee Directors on January 11, 2008. Such shares of Common Stock become fully vested and exercisable on January 2, 2009. Additional information concerning our financial reporting of restricted stock is presented in Notes 1 and 11 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 30, 2008.

(2)

Shown is the expense that we recognized as stock-based compensation expense in fiscal 2008 for financial accounting purposes (excluding the effect of any estimate of future forfeitures) determined in accordance with FAS No. 123(r) with respect to the grant of 1,500 stock options awarded to each of our non-employee Directors on January 11, 2008. These stock options became fully vested upon grant and expire eight years after the grant date. Additional information concerning our financial reporting of stock options is presented in Notes 1 and 11 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 30, 2008.

Compensation Committee Interlocks and Insider Participation

During the 2008 fiscal year, the Compensation Committee consisted of Messrs. Collings, Evans and Iandoli. None of these individuals has served as an officer or employee of the Company or any of its subsidiaries. During the 2008 fiscal year, to the knowledge of the Company, none of its executive officers:

•	served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee;
•	served as directors of another entity, one of whose executive officers served on the Compensation Committee; or
•	served as members of the compensation committee of another entity, one of whose executive officers served as one of the Company’s directors.

REPORT OF AUDIT COMMITTEE

The Audit Committee is composed entirely of independent directors meeting the requirements of applicable Securities and Exchange Commission and New York Stock Exchange rules. The key responsibilities of our committee are set forth in our Charter.

We serve in an oversight capacity and are not intended to be part of UniFirst’s operational or managerial decision-making process. UniFirst’s management is responsible for preparing the consolidated financial statements and its independent registered public accounting firm is responsible for auditing those statements. Our principal purpose is to monitor these processes.

The Audit Committee has, among other things:

•	Reviewed and discussed with management and the independent registered public accounting firm the audited financial statements for the year ended August 30, 2008.

•

Reviewed and discussed with management and the independent registered public accounting firm the quarterly and annual earnings press releases prior to release and the quarterly and annual reports on Forms 10-Q and 10-K prior to filing.

•	Discussed with management and the independent registered public accounting firm the results of the testing of internal controls over financial reporting.

•

Discussed with the independent registered public accounting firm the overall scope and plans for the annual audit, the results of their examination and the overall quality of UniFirst’s financial reporting.

•	Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended by SAS No. 90.

•

Reviewed all audit and non-audit service performed by the independent registered public accounting firm and considered whether the provision of non-audit audit services is compatible with maintaining the auditors’ independence.

•

Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, and discussed with the independent registered public accounting firm the auditors’ independence.

Based on the review and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by the Audit Committee for fiscal 2008 Phillip L. Cohen (Chairman) Robert F. Collings Donald J. Evans Thomas S. Postek

Independent Registered Public Accounting Firm

Audit Fees. During fiscal 2008, the aggregate fees and expenses for professional services rendered by Ernst & Young LLP (“Ernst & Young”) for the audit of the Company’s annual financial statements, audit of management’s assessment and the operating effectiveness of the Company’s internal controls over financial reporting, and review of the Company’s quarterly financial statements totaled $941,603. During fiscal 2007, the aggregate fees and expenses for professional services rendered by Ernst & Young for the audit of the Company’s annual financial statements, audit of management’s assessment and the operating effectiveness of the Company’s internal controls over financial reporting, and review of the Company’s quarterly financial statements totaled $987,793.

Audit-Related Fees. During fiscal 2008 and 2007, there were no fees and expenses billed for assurance and related services rendered by Ernst & Young that were reasonably related to the performance of the audit or review of the Company’s annual financial statements and review of the Company’s quarterly financial statements.

Tax Fees. During fiscal 2008, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning totaled $138,749. During fiscal 2007, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning totaled $205,994.

All Other Fees. During fiscal 2008, the aggregate fees and expenses billed for professional services rendered by Ernst & Young to the Company not covered in the three preceding paragraphs totaled $6,000, which were primarily for advisory services. During fiscal 2007, the aggregate fees and expenses billed for professional services rendered by Ernst & Young to the Company not covered in the three preceding paragraphs totaled $6,000, which were primarily for advisory services.

Under its Charter, the Audit Committee must pre-approve all audit and permitted non-audit services to be provided by our principal independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the audit committee approves the retention of the independent registered public accounting firm to audit our financial statements, including the associated fee. All of the services described in the four preceding paragraphs were approved by the Audit Committee. The Audit Committee has considered whether the provisions of such services, including non-audit services, by Ernst & Young is compatible with maintaining Ernst & Young’s independence and has concluded that it is.

Certain Relationships and Related Transactions

The Company’s Board of Directors has adopted a written Related Person Transaction Approval Policy to monitor transactions, arrangements or relationships in which the Company is a participant and any of the following have a direct or indirect material interest: (a) an executive officer, director or director nominee; (b) an immediate family member of an executive officer, director or director nominee; (c) a shareholder that beneficially owns more than 5% of the Company’s Common Stock or Class B Common Stock; or (d) any immediate family member of such 5% shareholder. The policy generally covers related person transactions that meet the minimum threshold for disclosure under relevant SEC rules. Such related person transactions generally involve amounts exceeding $120,000.

The Company’s Chief Financial Officer, together with outside legal counsel, identifies any potential related person transactions and, if he determines that a transaction constitutes a related person transaction under the policy, the Chief Financial Officer provides relevant details to the Audit Committee. If the Chief Financial Officer has an interest in a potential related person transaction, the Chief Executive Officer assumes the role of the Company’s Chief Financial Officer under the policy. The Audit Committee reviews relevant information concerning any proposed transaction contemplated by the Company with an individual or entity that is the subject of a disclosed relationship, and approves or disapproves the transaction, with or without conditions. Certain related person transactions are deemed pre-approved by the Audit Committee, including transactions, arrangements or relationships where the rates or charges involved in the transactions are determined by competitive bids.

During the 2008 fiscal year, the Company was not a participant in any related party transactions that required disclosure under this heading.

Section 16(a) Beneficial Ownership Reporting Compliance

Executive officers, Directors and greater than 10% shareholders of the Company are required to file with the SEC pursuant to Section 16(a) of the Exchange Act, reports of ownership and changes in ownership. Such reports are filed on Form 3, Form 4 and Form 5 under the Exchange Act, as appropriate. Executive officers, Directors and greater than 10% shareholders are required by Exchange Act regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no such reports were required during the 2008 fiscal year, the Company believes that, during the 2008 fiscal year, all executive officers, Directors and greater than 10% shareholders of the Company complied with applicable Section 16(a) filing requirements with the following exceptions: each of Messrs. Croatti, Bartlett, Boynton , D. DiFillippo and Ms. Croatti inadvertently filed one late Form 4 with respect to one transaction. In addition, based on information provided in a Schedule 13G/A filed with the SEC on February 13, 2008, Arnhold and S. Bleichroeder Advisers, LLC did not file a Form 3 to report its becoming a greater than 10% shareholder of the Company.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending August 29, 2009. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 2002. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of the Company’s independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. In making its determinations regarding whether to appoint or retain a particular independent registered public accounting firm, the Audit Committee takes into account the views of management. In addition, although not required by law, the Audit Committee will take into account the vote of the Company's shareholders with respect to the ratification of the appointment of the Company's independent registered public accounting firm.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 29, 2009.

OTHER MATTERS

Management is not aware of any other matters which may come before the Annual Meeting; however, if any matters other than those set forth in the attached Notice of Annual Meeting should be properly presented at the Annual Meeting, the persons named in the enclosed proxy intend to take such action as will be, in their discretion, consistent with the best interest of the Company.

Amendment to By-Laws

On January 8, 2008, the Board of Directors of the Company approved amendments to Article IV, Sections 1 and 2 of the Company's By-Laws to allow for the issuance and transfer of uncertificated shares of the Company. The purpose of these amendments is to ensure that the Company is eligible to participate in a Direct Registration System as required by Section 501 of the New York Stock Exchange Listed Company Manual. The full text of the amendments to Article IV, Sections 1 and 2 is included in the Company’s amended By-laws filed as Exhibit 3.1 to the Current Report on Form 8-K filed by the Company with the SEC on January 10, 2008.

Shareholder Proposals

Any shareholder desiring to present a proposal for inclusion in the Company’s Proxy Statement in connection with the Company’s 2010 Annual Meeting of Shareholders must submit the proposal so as to be received by the Secretary of the Company at the principal executive offices of the Company, 68 Jonspin Road, Wilmington, Massachusetts 01887, not later than August 11, 2009. In addition, in order to be included in the Proxy Statement, such a proposal must comply with the requirements as to form and substance established by applicable laws and regulations.

Shareholders wishing to present business for action, other than proposals to be included in the Company’s Proxy Statement,or to nominate candidates for election as Directors at a meeting of the Company’s shareholders, must do so in accordance with the Company’s By-laws. The By-laws provide, among other requirements, that in order to be presented at the 2010 Annual Meeting of Shareholders, such shareholder proposals or nominations may be made only by a shareholder of record who shall have given notice of the proposal or nomination and the related required information to the Company no earlier than September 15, 2009 and no later than October 30, 2009.

Annual Report on Form 10-K

The Company will provide each shareholder with a copy of its Annual Report on Form 10-K, including the financial statements and schedules to such report but excluding exhibits, required to be filed with the SEC for the Company’s most recent fiscal year, without charge, upon receipt of a phone call or written request from such person. Such request must be made to the Company’s Investor Services group by calling (978) 658-8888 or by writing to Investor Services, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. YOUR PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO ITS USE. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

RAYMOND C. ZEMLIN, Secretary

Wilmington, Massachusetts

December 9, 2008

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card — Common Stock

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all of the nominees set forth in Proposal 1 and FOR Proposal 2.

	For	Withhold		For	Withhold
01 - Anthony F. DiFillippo	☐	☐	02 - Robert F. Collings	☐	☐

3. In their discretion, the proxies are authorized to vote upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign EXACTLY as your name(s) appear(s) on this proxy. For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C 1234567890 JNT

1 U P X 0 2 0 0 1 7 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#> 00Z98C

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — UniFirst Corporation

Common Stock

The undersigned holder of shares of Common Stock of UniFirst Corporation hereby appoints RONALD D. CROATTI, JOHN B. BARTLETT and RAYMOND C. ZEMLIN, and each of them, proxies with full power of substitution to act and vote on behalf of the undersigned at the 2009 Annual Meeting of Shareholders of UniFirst Corporation to be held at the Conference Center of Goodwin Procter LLP, located on the Second Floor at Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Tuesday, January 13, 2009 at 10:00 a.m. local time, and at any postponements or adjournments thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LISTED IN PROPOSAL 2, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

(PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.)

SEE REVERSE SIDE

SEE REVERSE SIDE

C123456789

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MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

Class B Common Stock

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominee set forth in Proposal 1 and FOR Proposal 2.

1. ELECTION OF ONE (1) CLASS I DIRECTOR, NOMINATED BY THE BOARD OF DIRECTORS, TO SERVE FOR A TERM OF THREE YEARS UNTIL THE 2012 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED.

	For	Withhold
01 - Anthony F. DiFillippo	☐	☐

3. In their discretion, the proxies are authorized to vote upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign EXACTLY as your name(s) appear(s) on this proxy. For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT
1 U P X 0 2 0 0 1 7 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#> 00Z9AC

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — UniFirst Corporation

Class B Common Stock

The undersigned holder of shares of Class B Common Stock of UniFirst Corporation hereby appoints RONALD D. CROATTI, JOHN B. BARTLETT and RAYMOND C. ZEMLIN, and each of them, proxies with full power of substitution to act and vote on behalf of the undersigned at the 2009 Annual Meeting of Shareholders of UniFirst Corporation to be held at the Conference Center of Goodwin Procter LLP, located on the Second Floor at Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Tuesday, January 13, 2009 at 10:00 a.m. local time, and at any postponements or adjournments thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE LISTED IN PROPOSAL 1 AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LISTED IN PROPOSAL 2, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

(PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.)

SEE REVERSE SIDE

SEE REVERSE SIDE